Filed pursuant to Rule 497(d)


                       VAN KAMPEN UNIT TRUSTS, SERIES 934

                    Multi-Strategy Series: EAFE, EDVY 2010-1

               Supplement to the Prospectus Dated January 4, 2010

     Notwithstanding anything to the contrary in the prospectus for the above referenced Portfolio, the hypothetical total return found on Page 33 for the Strategy Stocks should be (0.16)% for the year 2002.


Supplement Dated: January 5, 2010